UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2012 (January 31, 2012)

XFONE, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 001-32521

11-3618510
(I.R.S. Employer Identification Number)

5307 W. Loop 289
Lubbock, Texas 79414
 (Address of principal executive offices)

806-771-5212
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 31, 2012, Xfone, Inc. (the “Company”) issued a press release stating that effective February 1, 2012 at 4:30 p.m. EST, the Company will change its name to “NTS, Inc.” As of February 2, 2012 the Company’s common shares will trade on the NYSE Amex and the Tel Aviv Stock Exchange under its new ticker symbol “NTS”.  The name change was approved by the stockholders of the Company on December 29, 2011.

Item 9.01 Financial Statements and Exhibits

(a) None.
(b) None.
(c) None.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated January 31, 2012 entitled: “XFONE Announces Name Change to NTS, Inc. ”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xfone, Inc.

Date: January 31, 2012	By:	/s/ Guy Nissenson
Guy Nissenson
President, Chief Executive Officer and Director

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated January 31, 2012 entitled: “XFONE Announces Name Change to NTS, Inc.”